UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On October 13, 2016, Cloud Peak Energy Inc. (“CPE Inc.”) issued a press release announcing the final results of the Exchange Offers (as defined below), as described in Item 8.01 of this Form 8-K. The full text of the press release is furnished with this Report as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other CPE Inc. filings.

Item 8.01                                           Other Events

Announced Final Results of Senior Notes Exchange Offer

On October 13, 2016, CPE Inc. announced the final results of offers to exchange (collectively, the “Exchange Offers” and each an “Exchange Offer”), by its direct and indirect wholly-owned subsidiaries, Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corp. (collectively, the “Issuers”), of up to $400,000,000 aggregate principal amount of their outstanding 8.50% Senior Notes due 2019 (the “2019 Notes”) and 6.375% Senior Notes due 2024 (the “2024 Notes”, together with the 2019 Notes, the “Old Notes”), for new secured 12.00% Second Lien Notes due 2021 to be issued by the Issuers (the “New Secured Notes”) and, in some cases, cash consideration, subject to the terms and conditions of the Exchange Offers. The original terms and conditions of the Exchange Offers are described in the Offer to Exchange (the “Offer to Exchange”) dated September 12, 2016, a copy of which is filed as an exhibit to the Form T-3 filed by the Issuers with the Securities and Exchange Commission (the “SEC”) on September 12, 2016 and amended on October 7, 2016 (the “Form T-3”). By press release dated September 28, 2016, the early tender deadline was extended to 5:00 p.m., New York City time, on October 4, 2016 (the “Early Tender Date”).

The Exchange Offer with respect to the 2019 Notes was conditioned upon a minimum of $200 million aggregate principal amount outstanding of 2019 Notes being tendered, and the condition was satisfied. The Exchange Offer with respect to the 2024 Notes was not conditioned upon any minimum amount of 2024 Notes being tendered. The New Secured Notes will be issued pursuant to an indenture, the provisions of which are described in the Offer to Exchange and in Item 8 — Analysis of Indenture Provisions in the Form T-3.

The Exchange Offers expired at 11:59 p.m., New York City time, on October 12, 2016 (the “Expiration Date”). The Exchange Offers are expected to settle on October 17, 2016.

Subject to the terms and conditions of the Exchange Offers, the consideration for each $1,000 principal amount of each series of Old Notes validly tendered (and not validly withdrawn) prior to the Early Tender Date and accepted for exchange pursuant to the Exchange Offers will be the principal amount of the New Secured Notes set forth in the Offer to Exchange with respect to such series of Old Notes, plus a cash payment of $53 in the case of the 2019 Notes and $40 in the case of the 2024 Notes. The consideration for each $1,000 principal amount of each series of Old Notes validly tendered (and not validly withdrawn) after the Early Tender Date, but before the Expiration Date, and accepted for exchange pursuant to the Exchange Offers will be the principal amount of the New Secured Notes set forth in the Offer to Exchange with respect to such series of Old Notes, but without any cash payment. Holders whose Old Notes are exchanged in the Exchange Offers will also receive accrued and unpaid interest from the most recent interest payment date for such Old Notes up to, but not including, the settlement date.

The Issuers are relying on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), to exempt the Exchange Offers from the registration requirements of the Securities Act. The Issuers have not and will not file a registration statement with the SEC under the Securities Act or any other federal or state securities laws with respect to the New Secured Notes, nor has the SEC or any state or foreign securities commission passed upon the fairness or merits of the Exchange Offers or upon the accuracy or adequacy of the information contained in, or incorporated by reference into, the Offer to Exchange or any related documents.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. Forward-looking statements may include, for example, our ability to close this transaction, and other statements regarding this transaction and our plans, strategies, prospects and expectations concerning our business, industry, economic conditions, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect future results, refer to the risk factors described from time to time in the reports and registration statements we file with the SEC, including those in Item 1A “Risk Factors” of our most recent Annual Report on Form 10-K and any updates thereto in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed or furnished herewith.

99.1                        Press release of Cloud Peak Energy Inc., dated October 13, 2016, announcing the final results of the Exchange Offers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: October 13, 2016	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Cloud Peak Energy Inc., dated October 13, 2016, announcing the final results of the Exchange Offers.